UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the

Securities Exchange Act of 1934

☒	Preliminary Information Statement

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☐	Definitive Information Statement

HC CAPITAL TRUST

(Name of Registrant as Specified In Its Charter)

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HC CAPITAL TRUST

Five Tower Bridge, 300 Barr Harbor Drive, Suite 500

West Conshohocken, Pennsylvania 19428

January 29, 2021

To the Shareholders of The ESG Growth Portfolio, The Catholic SRI Growth Portfolio, The Institutional International Equity Portfolio, The Core Fixed Income Portfolio, The Corporate Opportunities Portfolio, The U.S. Corporate Fixed Income Portfolio and The Intermediate Term Municipal Bond Portfolio of HC Capital Trust:

We encourage you to read the attached information statement thoroughly. As the information statement describes, the Board of Trustees of HC Capital Trust has approved amendments to certain existing portfolio management agreements for each of The Catholic SRI Growth Portfolio, The Institutional International Equity Portfolio, The Core Fixed Income Portfolio and The Corporate Opportunities Portfolio as well as a new portfolio management agreement with Breckinridge Capital Advisors, Inc. with respect to The Intermediate Term Municipal Bond Portfolio and new portfolio management agreements with Agincourt Capital Management, LLC with respect to The ESG Growth Portfolio, The Catholic SRI Growth Portfolio, The Core Fixed Income Portfolio and The U.S. Corporate Fixed Income Portfolio, each on the terms described herein.

The enclosed document is purely for informational purposes. You are not being asked to vote or take action on any matter.

As always, thank you for your trust and confidence.

Sincerely yours,

Colette Bergman

Vice President & Treasurer

HC Capital Trust

HC Capital Trust

Five Tower Bridge, 300 Barr Harbor Drive, Suite 500

West Conshohocken, PA 19428

The ESG Growth Portfolio

The Catholic SRI Growth Portfolio

The Institutional International Equity Portfolio

The Core Fixed Income Portfolio

The Corporate Opportunities Portfolio

The U.S. Corporate Fixed Income Securities Portfolio

The Intermediate Term Municipal Bond Portfolio

(each a “Portfolio” and, collectively, the “Portfolios”)

INFORMATION STATEMENT

This Information Statement is being provided to the shareholders of the Portfolios, each of which is a series of HC Capital Trust (the “Trust”). This Information Statement is in lieu of a proxy statement, pursuant to the terms of an Exemptive Order (the “Order”) that the Trust and Hirtle Callaghan & Co., LLC, of which the Trust’s investment adviser, HC Capital Solutions (the “Adviser”), is a division, received from the U.S. Securities and Exchange Commission (the “SEC”) on July 10, 2012. The Order permits the Adviser, under certain circumstances, to hire or replace independent investment advisory firms (each, a “Specialist Manager”) and to make changes to existing portfolio management agreements with Specialist Managers with the approval of the Board of Trustees (the “Board”) of the Trust without the need for a shareholder meeting. Under the conditions of the Order, the Board must provide notice to shareholders within 90 days of hiring a new Specialist Manager or implementing any material change in a portfolio management agreement.

At a meeting held on December 15, 2020, the Board, including a majority of the members of the Board who are not “interested persons” of the Trust or any investment adviser to the Trust (“Independent Trustees”), considered and approved:

●

An amendment to a portfolio management agreement between the Trust and Mellon Investments Corporation (“Mellon”) with respect to The Catholic SRI Growth Portfolio, which amendment became effective on January 15, 2021;

●

Amendments to portfolio management agreements between the Trust and Pacific Investment Management Company LLC (“PIMCO”) with respect to each of The Institutional International Equity Portfolio, The Core Fixed Income Portfolio and The Corporate Opportunities Portfolio, which amendments became effective on December 15, 2020; and

●

A new portfolio management agreement between the Trust and Breckinridge Capital Advisors, Inc. (“Breckinridge”) with respect to The Intermediate Term Municipal Bond Portfolio. The Trust and Breckinridge then entered into the new agreement, which became effective on December 15, 2020.

Additionally, at an earlier meeting on September 5, 2020, the Board, including a majority of the Independent Trustees, considered and approved new portfolio management agreements between the Trust and Agincourt Capital Management, LLC (“Agincourt”) with respect to The ESG Growth Portfolio, The Catholic SRI Growth Portfolio, The Core Fixed Income Portfolio and The U.S. Corporate Fixed Income Portfolio. The Trust and Agincourt then entered into these new agreements, which became effective on October 8, 2020.

This Information Statement is being provided to shareholders to fulfill the notice requirement, and a notice regarding the website availability of this Information Statement will be mailed on or about January 29, 2021 to the Portfolios’ shareholders of record as of January 8, 2021 (the “Record Date”). This Information Statement describes the amendments and the new agreements.

NO SHAREHOLDER VOTE WILL BE TAKEN WITH RESPECT TO THE MATTERS DESCRIBED IN THIS INFORMATION STATEMENT. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

INTRODUCTION AND BACKGROUND

The Trust is a diversified, open-end management investment company. The Trust is designed to operate in a “multi-manager” or “manager of managers” format and as a vehicle through which the Adviser and/or its affiliates implement certain asset allocation strategies on behalf of their investment advisory clients. Under the multi-manager structure, day-to-day portfolio management services and investment decisions are provided to each of the Trust’s investment portfolios by one or more Specialist Managers. Each Specialist Manager is paid directly by the Portfolio(s) for which it provides portfolio management services separately and apart from the fees paid by such Portfolio(s) to the Adviser. The Adviser serves as the Trust’s primary investment adviser and, in particular, monitors, evaluates and oversees the Specialist Managers that serve the Trust’s various portfolios. The Board is responsible for the overall supervision and management of the business and affairs of the Trust.

THE CATHOLIC SRI GROWTH PORTFOLIO

Mellon has served as a Specialist Manager to The Catholic SRI Growth Portfolio since its inception on January 12, 2016. At its meeting on December 15, 2020, the Board approved an amendment (the “Mellon Amendment”) to the portfolio management agreement between the Trust and Mellon changing the proxy voting guidelines specified in that agreement to reflect that Mellon will vote proxies relating to investments held in the Portfolio in accordance with the Institutional Shareholder Services’ Catholic-Faith Based Proxy Voting Guidelines.

Additional information about Mellon is set forth under the heading “Management of the Trust” in this Information Statement.

THE INSTITUTIONAL INTERNATIONAL EQUITY PORTFOLIO

THE CORE FIXED INCOME PORTFOLIO

THE CORPORATE OPPORTUNITIES PORTFOLIO

PIMCO has served as a Specialist Manager to each of The Institutional International Equity Portfolio, The Core Fixed Income Portfolio and The Corporate Opportunities Portfolio since August 7, 2020. In November, 2020, PIMCO proposed, and at its meeting on December 15, 2020, the Board approved, amendments (the “PIMCO Amendments” and, together with the Mellon Amendment, the “Amendments”) to the portfolio management agreements between the Trust and PIMCO related to each of these Portfolios intended to simplify the applicable fee structures as follows:

	Original Fee	New Fees
The Institutional International Equity Portfolio

PIMCO was entitled to receive a fee based on the average daily net asset value of that portion of the Portfolio’s assets managed by it, at an annual rate of 0.45% on the first $150 million of such assets and 0.40% for all assets allocated to it in excess of $150 million.

PIMCO is entitled to receive a fee based on the average daily net asset value of that portion of the Portfolio’s assets managed by it, at an annual rate of 0.39% on all assets.
The Core Fixed Income Portfolio

PIMCO was entitled to receive a fee based on the average daily net asset value of that portion of the Portfolio’s assets managed by it, at an annual rate of 0.50% on the first $25 million of such assets, 0.375% on the next $25 million and 0.25% for all assets allocated to it in excess of $50 million.

PIMCO is entitled to receive a fee based on the average daily net asset value of that portion of the Portfolio’s assets managed by it, at an annual rate of 0.25% on all assets.

The Corporate Opportunities Portfolio

PIMCO was entitled to receive a fee based on the average daily net asset value of that portion of the Portfolio’s assets managed by it, at an annual rate of 0.50% on the first $100 million of such assets, 0.45% on the next $100 million and 0.40% for all assets allocated to it in excess of $200 million.

PIMCO is entitled to receive a fee based on the average daily net asset value of that portion of the Portfolio’s assets managed by it, at an annual rate of 0.45% on all assets.

As of the date of this Information Statement, PIMCO was not managing any assets in any of these Portfolios. Accordingly, the overall expenses of these Portfolios did not change when the Amendments became effective. Additional information about PIMCO is set forth under the heading “Management of the Trust” in this Information Statement.

THE INTERMEDIATE TERM MUNICIPAL BOND PORTFOLIO

Prior to December 15, 2020, day-to-day investment decisions for The Intermediate Term Municipal Bond Portfolio were provided by City of London Investment Management Company and Mellon. At the Board’s meeting on December 15, 2020, the Adviser recommended, and the Board approved, adding Breckinridge, which has served as a Specialist Manager to both the Intermediate Municipal Bond II and Short-Term Municipal Bond Portfolios of the Trust for over ten years, as an additional Specialist Manager to the Portfolio. Breckinridge will manage assets of the Portfolio using an actively managed portfolio of investment grade, intermediate municipal bonds to seek to preserve capital and maximize after-tax income. This is the same strategy as is currently employed by Breckinridge with respect to The Intermediate Term Municipal Bond II Portfolio.

Under the terms of the new agreement with Breckinridge (the “New Breckinridge Agreement”), Breckinridge is entitled to receive from the Portfolio, an annual fee of 0.125% of the average daily net assets of that portion of the Portfolio allocated to it. This fee is lower than the fee paid to either of the other Specialist Managers serving the Portfolio. The New Breckinridge Agreement is similar in all material respects to each of the existing agreements between the Trust and Breckinridge relating to the Intermediate Municipal Bond II and Short-Term Municipal Bond Portfolios. The addition of Breckinridge as a Specialist Manager to The Intermediate Term Municipal Bond Portfolio is to allow the Adviser to have the ability to use Breckinridge’s services at such time as the Adviser believes that to be appropriate. It is not, however, expected that any assets of The Intermediate Term Municipal Bond Portfolio will be allocated to Breckinridge to manage in the immediate future. Accordingly, it is not expected that the overall expenses of that Portfolio will change in the foreseeable future as a result of the New Breckinridge Agreement.

A copy of the form of New Breckinridge Agreement appears attached to this Information Statement as Exhibit A.

Additional information about Breckinridge is set forth under the heading “Management of the Trust” in this Information Statement.

THE ESG GROWTH PORTFOLIO

THE CATHOLIC SRI GROWTH PORTFOLIO

THE CORE FIXED INCOME PORTFOLIO

THE U.S. CORPORATE FIXED INCOME SECURITIES PORTFOLIO

Agincourt has served as a Specialist Manager to each of the ESG Growth and Catholic SRI Growth Portfolios since their respective inceptions and has served as a Specialist Manager to the Core Fixed Income and U.S. Corporate Fixed Income Securities Portfolios since March 10, 2015. On October 1, 2020, a majority interest in Agincourt was acquired (the “Transaction”) by Guardian Capital Group, Limited, a financial services company with over $30 billion in assets under management. This Transaction constituted a change of control of Agincourt that, under the 1940 Act as well as the terms of the existing portfolio management agreements between the Trust and Agincourt, automatically terminated each of those agreements. In anticipation of this termination, at a meeting held on September 15, 2020, the Board approved new portfolio management agreements between the Trust and Agincourt related to each of these

Portfolios (the “New Agincourt Agreements” and, together with the New Breckinridge Agreement, the “New Agreements”) to take effect upon completion of the Transaction. The New Agincourt Agreements were entered into on October 1, 2020. The substantive terms of the New Agincourt Agreements are identical to those of the prior agreements and no changes in the services performed by Agincourt or the personnel performing such services are anticipated. Accordingly, the overall expenses of these Portfolios will not change as a result of the New Agincourt Agreements.

A copy of the form of New Agincourt Agreement appears attached to this Information Statement as Exhibit B.

Additional information about Agincourt is set forth under the heading “Management of the Trust” in this Information Statement.

As indicated above, the Trust and the Adviser’s parent organization have obtained an Order from the SEC, which permits the Trust to enter into portfolio management agreements with Specialist Managers without obtaining shareholder approval under certain circumstances. The Adviser, subject to the review and approval of the Board, selects Specialist Managers for each of the Trust’s investment portfolios, and supervises and monitors the performance of each Specialist Manager. The Trust may rely on said Order, provided that the investment portfolios are managed by the Adviser, and comply with the terms and conditions set forth in the application for the Order.

The Order also permits the Adviser, subject to the approval of the Board, to replace Specialist Managers or amend portfolio management agreements without shareholder approval (except in the case of affiliated Specialist Managers) whenever the Adviser and the Board believe such action will benefit the respective Portfolio and its shareholders.

FACTORS CONSIDERED BY THE BOARD

The Board, including a majority of the Independent Trustees, considered and approved the Amendments and the New Agreements.

With respect to the Mellon Amendment, the Board concluded that implementation of the new proxy voting guidelines would serve to further The Catholic SRI Growth Portfolio’s integration of social and moral concerns into its security selection with reference to the principles contained in the United States Conference of Catholic Bishops’ Socially responsible Investing Guidelines and, therefore, was in the best interests of the Portfolio and consistent with the expectations of its shareholders.

With respect to the PIMCO Amendments, the Board concluded that the revised fee schedules would result in lower levels of fees being paid by the respective Portfolios at any reasonably anticipated asset levels and, therefore, was in the best interests of each Portfolio and consistent with the expectations of each Portfolio’s shareholders. The Board did recognize the fact that if the level of assets allocated to PIMCO in The Corporate Opportunities Portfolio were to exceed $300 million, the new fee structure would result in a higher fee than the prior structure, but relied on the Adviser’s assurances that it did not anticipate allocating that level of assets to PIMCO in that Portfolio. For more information on the fees and expenses of the Institutional International Equity, Core Fixed Income and Corporate Opportunities Portfolios, see the pro-forma fee and expense tables in Appendices A through C.

With respect to the New Breckinridge Agreement, the Board concluded that approval of the New Breckinridge Agreement would provide The Intermediate Term Municipal Bond Portfolio with access to the investment strategies employed by Breckinridge and the expertise of its portfolio management team at a lower fee than that Portfolio ten paid to any of its existing Specialist Managers and, therefore, was in the best interests of the Portfolio and consistent with the expectations of its shareholders.

With respect to the New Agincourt Agreements, Board concluded that approval of the New Agincourt Agreements would provide the ESG Growth, Catholic SRI Growth, Core Fixed Income and U.S. Corporate Fixed Income Securities Portfolios with uninterrupted access to the investment strategies employed by Agincourt and the expertise of its portfolio management team with no changes to the terms under which Agincourt has served each of these Portfolios for several years and, therefore, was in the best interests of the Portfolio and consistent with the expectations of its shareholders

In connection with its deliberations and in reaching these conclusions, the Board considered several factors in addition to reviewing information from each of Mellon, PIMCO, Breckinridge and Agincourt about their business and operations. The Board gave substantial weight to the Adviser’s assessment with respect to the structures of the Portfolios and the impact of the Amendments and the New Agreements as well as the capabilities of each of the Specialist Managers and the benefits of: having The Catholic SRI Growth Portfolio use Catholic-specific guidelines when voting proxies; lowering the fees to be paid by each of The Institutional International Equity Portfolio, The Core Fixed Income Portfolio and The Corporate Opportunities Portfolio; giving The Intermediate Term Municipal Bond Portfolio access to Breckinridge’s strategies; and ensuring the continuity of management of the ESG Growth, Catholic SRI Growth, Core Fixed Income and U.S. Corporate Fixed Income Securities Portfolios. The Board also noted that each of these four Specialist Managers has managed assets for various portfolios of the Trust for substantial periods of time, was informed with respect to the performance each has achieved for its various Trust engagements over time and considered its familiarity with these Specialist Managers, derived from this past service. With respect to the New Breckinridge Agreement, the Board gave substantial weight to the fact that the terms and conditions of the New Breckinridge Agreement are substantially the same as those of the existing agreements between the Trust and Breckinridge related to other portfolios. Additionally, with respect to the New Agincourt Agreements, the Board gave substantial weight to the fact that the terms and conditions of the New Agincourt Agreement are substantively identical to those of the prior agreements between the Trust and Agincourt related to the relevant Portfolios. The Independent Trustees received advice from and met separately with Independent Trustee counsel in considering whether to approve the Amendments and New Agreement. The Independent Trustees, along with their counsel, also met with representatives of the Adviser the day prior to the December 15, 2020 Board meeting to discuss matters related to the Adviser’s proposal that the Board approve the Amendments and New Agreement.

During the course of its deliberations, the Board considered the recommendations made by the Adviser as well as information provided to it by the Adviser and each of the Specialist Managers with respect to the nature, extent and quality of the services they provide, their commitment to maintaining consistent investment strategies, the size and depth of their organizations, the strength of their compliance program, the experience and professional background of the portfolio management teams and other factors. The Board also considered the specific terms of the Amendments and the New Agreements, including, as applicable, the fees payable to the Specialist Managers.

With respect to the New Breckinridge Agreement, the Board concluded that the services to be provided by Breckinridge were reasonably likely to benefit The Intermediate Term Municipal Bond Portfolio. In reaching this conclusion, the Board did not rely upon any single factor, but gave substantial weight to the Adviser’s recommendations and its view with respect to the ability of Breckinridge to carry out the investment policies of the Portfolio.

The Board also determined that the rate at which each of PIMCO and Breckinridge would be compensated for its services under the PIMCO Amendments and the New Breckinridge Agreement was reasonable. In reaching this conclusion, the Board was informed with respect to, among other relevant factors, comparative fee information, including information regarding both peer group fees and fees charged to the Portfolios by the other Specialist Managers serving each Portfolio. The Board did not specifically rely upon such comparisons, but gave substantial weight to the fact that the rate at which each of PIMCO and Breckinridge is to be compensated was determined as a result of arms-length negotiations conducted by the officers of the Trust and the Adviser.

The Board also considered it of importance that, like all of the portfolios of the Trust, the Portfolios are designed primarily to serve as vehicles through which the Adviser implements asset allocation strategies on behalf of investment advisory clients of the Adviser and its affiliates and that shares of the Portfolios are generally available only to such clients. The Board also had before it information to the effect that each of Mellon, PIMCO, Breckinridge and Agincourt would be responsible only for the day-to-day investment decisions for that portion of the assets of the respective Portfolios allocated to it. Moreover, the Board was informed that none of these Specialist Managers would participate in the administration of any of the Portfolios or the distribution of their shares and would receive limited, if any, benefit from their association with the Portfolios or the Trust other than investment advisory fees received.

Additional Information About the New Agreements

The New Agreements each require the named service provider to (i) provide a continuous investment program for that portion of the respective Portfolio’s assets that may be allocated to it; (ii) provide investment research; (iii) select brokers and dealers through which securities transactions are executed; and (iv) maintain certain records required under relevant provisions of the 1940 Act. The New Agreements also provide: that the service provider will not be liable to the Trust for any loss sustained by the Trust unless such loss is caused by the service provider’s willful misfeasance, reckless disregard of duty, bad faith or gross negligence; for termination of each of the New Agreements by the Trust or by the service provider upon sixty days’ written notice; and their respective termination in the event of an “assignment” as defined in the 1940 Act.

With respect to duration and termination, the New Agreements provides that they shall continue in effect for a period of two years from the date on which each becomes effective. The New Agreements will remain in effect thereafter from year to year for so long as their continuance is specifically approved, at least annually, by (i) a majority of the Board or the vote of the holders of a majority of the respective Portfolio’s outstanding voting securities; and (ii) the affirmative vote, cast in person at a meeting called for the purpose of voting on such continuance, of a majority of the Trust’s Independent Trustees.

MANAGEMENT OF THE TRUST

Information about HC Capital Solutions.

Under the terms of two separate discretionary investment advisory agreements with the Trust relating to the Portfolios (the “HC Agreements”), the Adviser continuously monitors the performance of various investment management organizations, including the several Specialist Managers retained by the Trust and generally oversees the services provided to the Trust by its administrator, custodian and other service providers. Each of the HC Agreements also authorizes the Adviser to allocate and reallocate assets among Specialist Managers in multi-manager portfolios of the Trust from time to time without additional authorization of the Trust’s Board. In addition, the HC Agreements provide that the Adviser will make its officers available to serve as officers and/or Trustees of the Trust, and maintain office space sufficient for the Trust’s principal office. For its services under the HC Agreements, the Adviser is entitled to receive an annual fee of 0.05% of each Portfolio’s average net assets. For the fiscal year ended June 30, 2017, the Adviser received advisory fees from each of the Portfolios in the following amounts:

The Catholic SRI Growth Portfolio	$26,000
The Institutional International Equity Portfolio	$817,000
The Core Fixed Income Portfolio	$33,000
The Corporate Opportunities Portfolio	$256,000
The Intermediate Term Municipal Bond Portfolio	$195,000

The Adviser is a division of Hirtle, Callaghan & Co. LLC, and wholly owned by Hirtle Callaghan Holdings, Inc., which is controlled by Jonathan J. Hirtle. The Adviser’s principal offices are located at Five Tower Bridge, 300 Barr Harbor Drive, 5th floor, West Conshohocken, PA 19428. Geoffrey A. Trzepacz, Chief Operating Officer of Hirtle, Callaghan & Co., LLC, serves as President of the Trust. The current HC Agreements were last approved by the Trust’s Board (including a majority of the Trust’s Independent Trustees) at a meeting of the Board held on March 10, 2020 and were last approved by shareholders of the Affected Portfolios on the following dates:

The Catholic SRI Growth Portfolio	January 4, 2016
The Institutional International Equity Portfolio	November 20, 2009
The Core Fixed Income Portfolio	December 27, 2006
The Corporate Opportunities Portfolio	December 27, 2006
The Intermediate Term Municipal Bond Portfolio	December 27, 2006

.

Information about Mellon

Mellon, formerly BNY Mellon Asset Management North America Corporation, is a wholly-owned indirect subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”) and is headquartered at BNY Mellon Center, One Boston Place, Boston, MA 02108. As of September 30, 2020, Mellon had assets under management (AUM) totaling approximately $557.8 billion, which includes overlay strategies.

For its services to The Catholic SRI Growth Portfolio, Mellon receives a fee of 0.10% of the average daily net assets of that portion of the assets of the Portfolio managed by it.

For the fiscal year ended June 30, 2020, Mellon received advisory fees from The Catholic SRI Growth Portfolio in the amount of $66,000.

The Portfolio Managers for The Catholic SRI Growth Portfolio are Peter Goslin, Thomas Durante, Marlene Walker Smith, David France, Todd Frysinger, Vlasta Sheremeta and Michael Stoll.

Peter Goslin, CFA is a Director and Senior Portfolio Manager for the Multi-Factor Equity Strategies at Mellon. He is responsible for the portfolio management and implementation of the firm’s systematic equity investment strategies. Peter collaborates with Mellon’s quantitative and fundamental equity researchers to evolve the systematic investment processes and set the research agenda. Mr. Goslin has 32 years of investment experience with tenure of 21 years at Mellon. Mr. Goslin has an M.B.A. from the University of Notre Dame in Finance. Prior to joining Mellon, Mr. Goslin was a derivatives trader and NASDAQ market maker for Merrill Lynch and ran Merrill’s Equity Index Option desk at the Chicago Mercantile Exchange. He holds the CFA® designation and is a member of the CFA Institute and the CFA Society of Pittsburgh.

Thomas Durante, CFA is a Managing Director and Co-Head of Equity Index Portfolio Management. He leads a team of portfolio managers covering domestic and international equity indexing portfolios and is responsible for the refinement and implementation of the equity index portfolio management process. Prior to joining the firm in 2000, Mr. Durante worked in the fund accounting department at Dreyfus and has been in the investment industry since 1982. He earned a BA in accounting at Fairfield University. Mr. Durante holds the CFA® designation and is a member of the CFA Institute and the CFA Society of Pittsburgh.

Marlene Walker Smith is a Director and Co-Head of Equity Index Portfolio Management. She leads a team of portfolio managers covering domestic and international index portfolios and is responsible for the refinement and implementation of the entire equity index portfolio management process. Previously, Ms. Smith served as an equity index portfolio manager and equity trader for the firm. Prior to joining the firm in 1995, she was a trader for Banc One Investment Advisors Corporation and a brokerage services manager for Mid Atlantic Capital Corporation. Ms. Smith has been in the investment industry since 1990. She earned an MBA in finance from the University of Pittsburgh and a BA in history and Russian from Washington & Jefferson College.

David France, CFA is a Vice President and Senior Portfolio Manager responsible for managing domestic and international equity indexing portfolios. He has been in the investment industry since 1995. Before joining the firm in 2009, Mr. France was an investment advisor with PNC Wealth Management where he developed, communicated and executed tailored investment solutions for clients. Prior to that, he was an investment analyst with Greycourt, an independent advisory firm serving wealthy families and selected institutions. His previous roles include various fixed income and equity support positions at T. Rowe Price. Mr. France holds the CFA® designation and is a member of CFA Institute and CFA Society Pittsburgh. He earned an MS in finance from Loyola University Maryland and a BSBA in accounting from Duquesne University.

Todd Frysinger, CFA is a Vice President and Senior Portfolio Manager responsible for managing domestic and international equity indexing portfolios. Prior to joining the firm in 2007, he served as assistant portfolio manager for Mellon Financial Corporation’s corporate treasury, managing the fixed income investment portfolio. Mr. Frysinger holds the CFA® designation and is a member of CFA Institute and CFA Society Pittsburgh. He earned an MS in finance from Boston College and a BS in finance and management from Elizabethtown College.

Vlasta Sheremeta, CFA is a Vice President and Senior Portfolio Manager responsible for managing domestic and international equity indexing portfolios. She has been in the investment industry since 2010. Prior to joining the firm in 2011, Ms. Sheremeta worked as a treasury operations analyst at BNY Mellon. She earned an MBA from Carnegie Mellon University and a BS in business administration from the University of Pittsburgh. Ms. Sheremeta holds the CFA® designation, and is a member of CFA Institute and CFA Society Pittsburgh.

Michael Stoll is a Vice President and Senior Portfolio Manager responsible for domestic and international equity indexing portfolios. Prior to joining the firm, he was a senior manager in consulting engineering at Northgate. Mr. Stoll earned a BS in civil engineering from the University of California at Irvine, and an MBA and an MS in engineering from the University of California at Berkeley.

The name and principal occupation of the principal executive officer and each director of Mellon is as follows:

Name	Principal Occupation
James Desmond MacIntyre	Chief Executive Officer, Mellon
Hanneke Smits	Chief Executive Officer, BNY Mellon Investment Management
Renee LaRoche-Morris	Chief Operating Officer, BNY Mellon Investment Management
Michael Germano	Chief Operating Officer, Mellon
Tina King	Chief Financial Officer, BNY Mellon Investment Management
Jennifer Cassedy	Chief Compliance Officer, Mellon
Parker Wertz	Chief Financial Officer, Mellon

Mellon does not act as an investment advisor with respect to any other funds that have an investment objective and strategies similar to that of The Catholic SRI Growth Portfolio.

Information about PIMCO

PIMCO is an investment adviser registered with the SEC pursuant to the Investment Advisers Act. Its headquarters are located at 650 Newport Center Drive, Newport Beach, CA 92660. As of September 30, 2020, PIMCO had total assets under management of approximately $2.022 trillion, of which approximately $518 billion represented assets of mutual funds.

The Institutional International Equity Portfolio

Mohsen Fahmi is primarily responsible for the day-to-day management of that portion of The Institutional International Equity Portfolio allocated to PIMCO’s StocksPLUS Absolute Return EAFE Strategy. Mr. Fahmi is a managing director in the Newport Beach office, a generalist portfolio manager focusing on global fixed income assets and a member of PIMCO’s Investment Committee. Prior to joining PIMCO in 2014, he was with Moore Capital Management, most recently as a senior portfolio manager and previously as chief operating officer. In London earlier in his career, he was co-head of bond and currency proprietary trading at Tokai Bank Europe, head of the leveraged investment group at Salomon Brothers and executive director of proprietary trading at Goldman Sachs. Prior to this, he was a proprietary trader for J.P. Morgan in both New York and London, and he also spent seven years as an investment officer at the World Bank in Washington, DC. He has 36 years of investment experience and holds an MBA from Stanford University. He received a master’s degree in civil engineering from the Ohio State University and an undergraduate degree from Ain Shams University, Cairo.

The Core Fixed Income Portfolio

Scott Mather is primarily responsible for the day-to-day management of that portion of The Core Fixed Income Portfolio allocated to PIMCO’s Total Return Strategy. Mr. Mather is CIO U.S. Core Strategies and a managing director in the Newport Beach office. He is a member of the Investment Committee and a generalist portfolio manager. Mr. Mather also oversees ESG portfolio integration in the U.S. Previously he was head of global portfolio management. Before that, he led portfolio management in Europe, managed euro and pan-European portfolios and worked closely with many Allianz-related companies. He also served as a managing director of Allianz Global Investors KAG. Prior to these roles, Mr. Mather co-headed PIMCO’s mortgage- and asset-backed securities team. Prior to joining PIMCO in 1998, he was a fixed income trader specializing in mortgage-backed securities at Goldman Sachs in New York. He has 26 years of investment experience and holds a master’s degree in engineering, as well as undergraduate degrees, from the University of Pennsylvania.

The Corporate Opportunities Portfolio

Sonali Pier is primarily responsible for the day-to-day management of that portion of The Corporate Opportunities Portfolio allocated to PIMCO’s Diversified Income Strategy. Ms. Pier is an executive vice president and portfolio manager in the Newport Beach office, focusing on high yield and multi-sector credit opportunities. She is a member of the Diversified Income, High Yield and Crossover teams, and she has served as a rotating member on the firm’s Investment Committee and Americas Portfolio Committee. Prior to joining PIMCO in 2013, she was a senior credit trader at J.P. Morgan, trading cash, recovery and credit default swaps across various sectors. She has 17 years of investment experience and holds an undergraduate degree in economics from Princeton University.

During the fiscal year ended June 30, 2020, PIMCO did not manage any assets for any of the Institutional International Equity, Core Fixed Income or Corporate Opportunities Portfolios.

The name and principal occupation of each of the principal executive officers of PIMCO is as follows:

Name	Principal Occupation

Dan Ivascyn	Group CIO
Manny Roman	CEO
David Flattum, Global General Counsel	CLO
Jennifer Durham	CCO
Robin Shanahan/Peter Strelow	Co-COO
John Kirkowski	CFO
Dirk Manelski	CTO

PIMCO acts as an investment advisor with respect to each of the funds listed in the chart below. Each such fund has an investment objective and strategies similar to that of the one or more of the Affected Portfolios.

Identity of the Fund	Size of the Fund (as of 9/30/2020)*	Rate of Compensation
Diversified Income Fund (PDIIX)	$4,896.6 Million	Management Fees: 0.75%
PIMCO Total Return Fund (PTTRX)	$69,955.7 Million	Management Fees: 0.46%
PIMCO Total Return Fund IV (PTUIX)	$460.4 Million	Management Fees: 0.50%
StocksPLUS® Absolute Return Fund (PSPTX)	$2,214.8 Million	Management Fees: 0.64%
StocksPLUS® Small Fund (PSCSX)	$1,646.1 Million	Management Fees: 0.69%
StocksPLUS® International Fund (Unhedged) (PSKIX)	$346.8 Million	Management Fees: 0.64%
StocksPLUS® International Fund (USD-Hedged) (PISIX)	$2,270.9 Million	Management Fees: 0.75%

*Total assets in the respective PIMCO mutual funds.

Information about Breckinridge

Breckinridge, which has managed municipal bond portfolios since 1993 and is a registered investment adviser, is headquartered at 125 High Street, Suite 431, Boston, MA 02110. As of September 30, 2020, Breckinridge managed total assets of approximately $42.8 billion, of which approximately $284.3 million represented assets of mutual funds.

The Portfolios are managed by a team of investment professionals who are jointly and primarily responsible for making day-to-day investment decisions:

Matthew Buscone joined Breckinridge in 2002 as a trader. Mr. Buscone has been a member of the portfolio management team since 2008. Mr. Buscone co-heads the portfolio management team and is a member of Breckinridge’s Executive Committee.

Jeffrey Glenn, CFA, joined Breckinridge in 2012 as a trader. Mr. Glenn transitioned to the portfolio management team in 2015. Prior to joining Breckinridge, Mr. Glenn was an associate portfolio manager/analyst at Brandes Investment Partners from 2002 to 2012. Mr. Glenn serves as a co-head of the portfolio management team.

Sara Chanda joined Breckinridge in 2010. She has been a member of the portfolio management team since 2013, after spending her first few years at Breckinridge as a trader. Ms. Chanda was a Vice President and trader at Eaton Vance Management from 1999 to 2003.

Ji Young Jung, CFA, joined Breckinridge in 2010. She has been a member of the portfolio management team since 2013, after spending her first few years at Breckinridge as a credit analyst and a portfolio analyst. Prior to joining Breckinridge, Ms. Jung worked as an analyst for Assured Guaranty from 2009 to 2010.

Eric Haase, CFA, joined Breckinridge and the portfolio management team in 2016. Previously, Mr. Haase was employed at SCS Financial LLC from 2005 to 2016 most recently as a portfolio manager focusing on tax-exempt separate accounts and conducting manager research across fixed income sectors.

Khurram Gillani joined Breckinridge in 2012 as a credit analyst. He became a member of the portfolio management team in 2016. Prior to joining Breckinridge, he was a municipal credit intern at C.W. Henderson & Associates, and an options and derivatives research analyst at TDD Options.

Allyson Gerrish joined Breckinridge and the portfolio management team in 2018. She was a portfolio manager at Columbia Threadneedle from 2013 to 2018.

The name and principal occupation of each of the principal executive officers of Breckinridge is as follows:

Name	Principal Occupation

Peter Coffin	President
Phillip Newell	Director of Consultant Relations
Anthony Greco	Chief Operating Officer
Matthew Buscone	Co-Head of Portfolio Management
Jeffrey Glenn	Co-Head of Portfolio Management
Helen McAuley	Chief Compliance Officer
Jesse Starks	Chief Technology Officer
Dominica Ribeiro	Chief Marketing Officer

Breckinridge acts as an investment advisor with respect to each of the funds listed in the chart below. Each such fund has an investment objective and strategies similar to that of The Intermediate Term Municipal Bond Portfolio.

Identity of the Fund	Size of the Fund (as of 9/30/2020)	Rate of Compensation
HC Capital Trust Intermediate Term Municipal Bond II Portfolio	$76,701,066	0.125%

Information about Agincourt

Agincourt is an SEC registered investment adviser founded in 1999. Agincourt is headquartered at 200 South 10th Street, suite 800, Richmond, VA 23219. As of September 30, 2020, Agincourt managed assets of $7.2 billion, in fixed income portfolios for a wide range of institutional clients.

Day-to-day investment decisions for The ESG Growth Portfolio, The Catholic SRI Growth Portfolio, The Core Fixed Income Portfolio and The U.S. Corporate Fixed Income Securities Portfolio are the responsibility of L. Duncan Buoyer, Managing Director and Portfolio Manager of Agincourt and B. Scott Marshall, Director and Portfolio Manager, each a member of the Agincourt Investment team. Mr. Buoyer has been Portfolio Manager with Agincourt since 1999, and is a co-owner of the firm. He joined Sovran Capital Management in 1991 and was previously a portfolio manager for C&S Investment Advisors in Atlanta, GA. Mr. Buoyer, a Chartered Financial Analyst, received a BA in Chemistry from the University of North Carolina-Chapel Hill, and an MBA from Emory University. Mr. Marshall has been Portfolio Manager with Agincourt since 1999, and is a co-owner of the firm. He joined Sovran Capital Management in 1997 and was previously an equity trader and operations specialist with Trusco Capital Management in Atlanta, GA. Mr. Marshall, a Chartered Financial Analyst, received a BBA from the University of Tennessee-Chattanooga.

The name and principal occupation of each of the principal executive officers of Agincourt is as follows:

Name	Principal Occupation

L. Duncan Buoyer	Managing Director/Portfolio Manager

Patrick K. Kelly	Managing Director/Portfolio Manager

Patrick T. O’Hara	Managing Director/Client Service and Marketing

Agincourt does not act as an investment advisor to any other funds that have an investment objective and strategies similar to that of one or more of The ESG Growth Portfolio, The Catholic SRI Growth Portfolio, The Core Fixed Income Portfolio and The U.S. Corporate Fixed Income Securities Portfolio.

Information about the Other Specialist Managers.

The ESG Growth Portfolio. The ESG Growth Portfolio is currently managed by four (4) Specialist Managers: Agincourt, Mellon, Parametric Portfolio Associates LLC (“Parametric”) and RBC Global Asset Management (UK) Limited (“RBC GAM”). Parametric’s principal offices are located at Two International Place, Boston, MA 02110. RBC GAM’s principal offices are located at 77 Grosvenor Street, London, W1K 3JR.

The Catholic SRI Growth Portfolio. The Catholic SRI Growth Portfolio is currently managed by three (3) Specialist Managers: Agincourt, Mellon and Parametric.

The Institutional International Equity Portfolio. The Institutional International Equity Portfolio is currently managed by four (4) Specialist Managers: City of London Investment Management Company Limited (“CLIM”), Mellon, PIMCO and Parametric. CLIM’s principal offices are located at 77 Gracechurch Street, London, EC3V 0AS, United Kingdom (UK) and has its U.S. office in Coatesville, Pennsylvania.

The Core Fixed income Portfolio. The Core Fixed Income Portfolio is currently managed by three (3) Specialist Managers: Agincourt, Mellon and PIMCO.

The Corporate Opportunities Portfolio. The Corporate Opportunities Portfolio is currently managed by six (6) Specialist Managers: CLIM, Fort Washington Investment Advisors, Inc. (“Fort Washington”), Mellon, PIMCO, Parametric and Western Asset Management Company, LLC (“Western Asset”). Fort Washington’s principal offices are located at280 Congress Street, Boston, MA 02210. Western Asset’s principal offices are located at 385 E. Colorado Blvd., Pasadena, CA 91101.

The Intermediate Term Municipal Bond Portfolio. The Emerging Markets Portfolio is currently managed by two (2) Specialist Managers: CLIM and Mellon.

Administration and Related Services.    Citi Fund Services Ohio, Inc. and certain of its affiliated companies (collectively, “Citi”) currently provide administration and accounting services to the Trust pursuant to the terms of an Administrative Services Contract between Citi and the Trust. Citi is located at 4400 Easton Commons, Suite 200, Columbus, Ohio 43219.

Transfer Agency. FIS Investor Services LLC serves as the Trust’s Transfer Agent pursuant to an agreement approved by the Board on March 10, 2015. The offices of the Transfer Agent are located at 4249 Easton Way, Suite 400, Columbus, Ohio 43219.

Distribution Services.    Ultimus Fund Distributors, LLC (“Ultimus”) provides certain services to the Trust pursuant to an agreement most recently approved by the Board on December 10, 2019, in connection with the issuance and sale of shares of the Portfolios of the Trust. Because shares of the Trust’s investment portfolios are available only to clients of the Adviser and financial intermediaries that have established a relationship with the Adviser, the services provided by Ultimus are limited and are not primarily intended to result in the sale of Trust shares. Ultimus will receive an annual fee of $50,000 for performing the services listed under its agreement. The principal offices of Ultimus, a wholly-owned subsidiary of Ultimus Fund Solutions LLC, are located at 225 Pictoria Drive, suite 450, Cincinnati, OH 45246.

Holders of 5% of Shares on Record Date.

The Trust is not aware of any shareholders who hold beneficially 5% or more of shares of the Portfolios as of the Record Date. The Adviser may be deemed to have, or share, investment and/or voting power with respect to more than 50% of the shares of the Trust’s Portfolios, with respect to which shares the Adviser disclaims beneficial ownership. The Trustees and officers of the Trust, as a group, own less than 1% of the outstanding shares of each of the Portfolios.

General Matters Under Delaware Law

As a Delaware statutory trust, the Trust is not required, and currently does not intend, to hold annual meetings of shareholders except as required by the Investment Company Act of 1940, as amended (the “1940 Act”) or other applicable law. The 1940 Act requires initial shareholder approval of each of the investment advisory agreements, election of Trustees and, if the Trust holds an annual meeting, ratification of the Board’s selection of the Trust’s independent registered public accounting firm. Under certain circumstances, the law provides shareholders with the right to call for a meeting of shareholders to consider the removal of one or more Trustees. To the extent required by law, the Trust will assist in shareholder communication in such matters. Although the Trust does not anticipate that an annual meeting will be held, shareholders may submit proposals that will be considered for submission to shareholders at such meeting. In the event that an annual meeting is held, any such proposal must be received at least 120 days before proxy statements prepared in connection with such a meeting are forwarded to shareholders.

By Order of the Board of Trustees of HC Capital Trust

Dated: January 29, 2021

EXHIBIT A

PORTFOLIO MANAGEMENT AGREEMENT

For The Intermediate-Term Municipal Bond Portfolio

AGREEMENT made this      day of December 2020, between Breckinridge Capital Advisors, Inc., a Massachusetts corporation (“Portfolio Manager”), and HC Capital Trust, a Delaware statutory trust (“Trust”).

WHEREAS, the Trust is registered as an open-end, diversified, management series investment company under the Investment Company Act of 1940, as amended (“Investment Company Act”) which currently offers multiple series of beneficial interests (“shares”) representing interests in separate investment portfolios, and may offer additional portfolios in the future; and

WHEREAS, the Trust desires to retain the Portfolio Manager to provide a continuous program of investment management for The Intermediate-Term Municipal Bond Portfolio of the Trust (“Portfolio”) and Portfolio Manager is willing, in accordance with the terms and conditions hereof, to provide such services to the Trust;

NOW THEREFORE, in consideration of the promises and covenants set forth herein and intending to be legally bound hereby, it is agreed between the parties as follows:

1.        Appointment of Portfolio Manager.  The Trust hereby retains Portfolio Manager to provide the investment services set forth herein and Portfolio Manager agrees to accept such appointment. In carrying out its responsibilities under this Agreement, the Portfolio Manager shall at all times act in accordance with the investment objectives, policies and restrictions applicable to the Portfolio as set forth in the then current Registration Statement of the Trust delivered by the Trust to the Portfolio Manager, applicable provisions of the Investment Company Act and the rules and regulations promulgated under the Investment Company Act and other applicable federal securities laws.

2.        Duties of Portfolio Manager.    (a) Portfolio Manager shall provide a continuous program of investment management for that portion of the assets of the Portfolio (“Account”) that may, from time to time be allocated to it by, or under the supervision of, the Trust’s Board of Trustees, as indicated in writing by an authorized officer of the Trust. It is understood that the Account may consist of all, a portion of or none of the assets of the Portfolio, and that the Board of Trustees and/or HC Capital Solutions (a division of Hirtle, Callaghan & Co., LLC), the Trust’s investment adviser (the “Adviser”) has the right to allocate and reallocate such assets to the Account at any time, and from time to time, upon such notice to the Portfolio Manager as may be reasonably necessary, in the view of the Trust, to ensure orderly management of the Account or the Portfolio. The Portfolio Manager’s responsibility for providing portfolio management services to the Portfolio shall be limited to the Account.

(b) Subject to the general supervision of the Trust’s Board of Trustees, Portfolio Manager shall have sole investment discretion with respect to the Account, including investment research, selection of the securities to be purchased and sold and the portion of the Account, if any, that shall be held uninvested, and the selection of brokers and dealers through which securities transactions in the Account shall be executed. The Portfolio Manager shall not consult with any other portfolio manager of the Portfolio concerning transactions for the Portfolio in securities or other assets. Specifically, and without limiting the generality of the foregoing, Portfolio Manager agrees that it will:

(i) advise the Portfolio’s designated custodian bank and administrator or accounting agent on each business day of each purchase and sale, as the case may be, made on behalf of the Account, specifying the name and quantity of the security purchased or sold, the unit and aggregate purchase or sale price, commission paid, the market on which the transaction was effected, the trade date, the settlement date, the identity of the effecting broker or dealer and/or such other information, and in such manner, as may from time to time be reasonably requested by the Trust;

(ii) maintain all applicable books and records with respect to the securities transactions of the Account. Specifically, Portfolio Manager agrees to maintain with respect to the Account those records required to be maintained under Rule 31a-1(b)(1), (b)(5) and (b)(6) under the Investment Company Act with respect to transactions in the Account including, without limitation, records which reflect securities purchased or sold in the Account, showing for each such transaction, the name and quantity of securities, the unit and aggregate purchase or sale price, commission paid, the market on which the transaction was effected, the trade date, the settlement date, and the identity of the effecting broker or dealer. Portfolio Manager will preserve such records in the manner and for the periods prescribed by Rule 31a-2 under the Investment Company Act. Portfolio Manager acknowledges and agrees that all records it maintains for the Trust are the property of the Trust and Portfolio Manager will surrender promptly to the Trust any such records upon the Trust’s request. The Trust agrees, however, that Portfolio Manager may retain copies of those records that are required to be maintained by Portfolio Manager under federal or state regulations to which it may be subject or are reasonably necessary for purposes of conducting its business;

(iii) provide, in a timely manner, such information as may be reasonably requested by the Trust or its designated agents in connection with, among other things, the daily computation of the Portfolio’s net asset value and net income, preparation of proxy statements or amendments to the Trust’s registration statement and monitoring investments made in the Account to ensure compliance with the various limitations on investments applicable to the Portfolio and to ensure that the Portfolio will continue to qualify for the special tax treatment accorded to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended (“Code”); and

(iv) render regular reports to the Trust concerning the performance of Portfolio Manager of its responsibilities under this Agreement. In particular, Portfolio Manager agrees that it will, at the reasonable request of the Board of Trustees, attend meetings of the Board or its validly constituted committees and will, in addition, make its officers and employees available to meet with the officers and employees of the Trust at least quarterly and at other times upon reasonable notice, to review the investments and investment program of the Account.

3.        Portfolio Transaction and Brokerage.  In placing orders for portfolio securities with brokers and dealers, Portfolio Manager shall use its best efforts to execute securities transactions on behalf of the Account in such a manner that the total cost or proceeds in each transaction is the most favorable under the circumstances. Portfolio Manager may, however, in its discretion, direct orders to brokers that provide to Portfolio Manager research, analysis, advice and similar services, and Portfolio Manager may cause the Account to pay to those brokers a higher commission than may be charged by other brokers for similar transactions, provided that Portfolio Manager determines in good faith that such commission is reasonable in terms either of the particular transaction or of the overall responsibility of the Portfolio Manager to the Account and any other accounts with respect to which Portfolio Manager exercises investment discretion, and provided further that the extent and continuation of any such practice is subject to review by the Trust’s Board of Trustees. Portfolio Manager shall not execute any portfolio transactions for the Trust with a broker or dealer which is an “affiliated person” of the Trust or Portfolio Manager, including any other investment advisory organization that may, from time to time act as a portfolio manager for the Portfolio or any of the Trust’s other Portfolios, except as permitted under the Investment Company Act and rules promulgated thereunder. The Trust shall provide a list of such affiliated brokers and dealers to Portfolio Manager and will promptly advise Portfolio Manager of any changes in such list.

4.        Expenses and Compensation. Except for expenses specifically assumed or agreed to be paid by the Portfolio Manager under this Agreement, the Portfolio Manager shall not be liable for any expenses of the Portfolio or the Trust, including, without limitation: (i) interest and taxes; (ii) brokerage commissions and other costs in connection with the purchase and sale of securities or other investment instruments with respect to the Portfolio; and (iii) custodian fees and expenses. For its services under this Agreement, Portfolio Manager shall be entitled to receive a fee at the annual rate of 0.125% of the average daily net asset value of the Account, which fee shall be payable monthly.

5.        Limitation of Liability and Indemnification.    (a) Portfolio Manager shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Portfolio or the Trust in connection with the matters to which this Agreement relates including, without limitation, losses that may be sustained in connection with the purchase, holding, redemption or sale of any security or other investment by the Trust on behalf of the Portfolio, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of Portfolio Manager in the performance of its duties or from reckless disregard by it of its duties under this Agreement.

(b) Notwithstanding the foregoing, Portfolio Manager expressly agrees that the Trust may rely upon: (i) the Portfolio Manager’s current Part I of Form ADV on file with the Securities and Exchange Commission (“SEC”) and Part II of Form ADV provided to the Trust; and (ii) information provided, in writing, by Portfolio Manager to the Trust in accordance with Section 9 of this Agreement or otherwise to the extent such information was provided by Portfolio Manager for the purpose of inclusion in SEC Filings, as hereinafter defined provided that a copy of each SEC Filing is provided to Portfolio Manager: (i) at least 10 business days prior to the date on which it will become effective, in the case of a registration statement; (ii) at least 10 business days prior to the date upon which it is filed with the SEC in the case of the Trust’s semi-annual-report on Form N-SAR or any shareholder report or proxy statement; or (iii) at least 10 business days prior to first use, in the case of any other SEC Filing. For purposes of this Section 5, “SEC Filings” means the Trust’s registration statement and amendments thereto and any periodic reports relating to the Trust and its Portfolios that are required by law to be furnished to shareholders of the Trust and/or filed with the Securities and Exchange Commission.

(c) Portfolio Manager agrees to indemnify and hold harmless the Trust and each of its Trustees, officers, employees and control persons from any claims, liabilities and reasonable expenses, including reasonable attorneys’ fees (collectively, “Losses”), to the extent that such Losses arise out of any untrue statement of a material fact contained in an SEC Filing or the omission to state therein a material fact necessary to make the statements therein, in light of the circumstances under which they are made, not materially misleading, if such statement or omission was made in reliance upon the Portfolio Manager’s current Part I of Form ADV on file with the SEC and Part II of Form ADV provided to the Trust or written information furnished by the Portfolio Manager for the purpose of inclusion in such SEC Filings or other appropriate SEC Filings; provided that a copy of each SEC Filing was provided to Portfolio Manager: (i) at least 10 business days prior to the date on which it will become effective, in the case of a registration statement; (ii) at least 10 business days prior to the date upon which it is filed with the SEC in the case of the Trust’s semi-annual-report on Form N-SAR or any shareholder report or proxy statement; or (iii) at least 10 business days prior to first use, in the case of any other SEC Filing.

(d) In the event that a legal proceeding is commenced against the Trust on the basis of claims for which the Portfolio Manager would, if such claims were to prevail, be required to indemnify the Trust pursuant to Section 5(c) above, Portfolio Manager will, at its expense, provide such assistance as the Trust may reasonably request in preparing the defense of the such claims (including by way of example making Portfolio Manager’s personnel available for interview by counsel for the Trust, but specifically not inducing retention or payment of counsel to defend such claims on behalf of the Trust); provided that the Portfolio Manager will not be required to pay any Losses of the Trust except to the extent it may be required to do so under Section 5(c) above.

(e) The indemnification obligations set forth in Section 5 (c) shall not apply unless: (i) the statement or omission in question accurately reflects information provided to the Trust in writing by the Portfolio Manager; (ii) the statement or omission in question was made in an SEC Filing in reliance upon written information provided to the Trust by the Portfolio Manager specifically for use in such SEC Filing; (iii) the Portfolio Manager was afforded the opportunity to review the statement (or the omission was identified to it) in connection with the 10 business day review requirement set forth in Section 5(b) above; and (iv) upon receipt by the Trust of any notice of the commencement of any action or the assertion of any claim to which the indemnification obligations set forth in Section 5(c) may apply, the Trust notifies the Portfolio Manager, within 30 days and in writing, of such receipt and provides to Portfolio Manager the opportunity to participate in the defense and/or settlement of any such action or claim. Further, Portfolio Manager will not be required to indemnify any person under this Section 5 to the extent that Portfolio Manager relied upon statements or information furnished to the Portfolio Manager, in writing, by any officer, employee or Trustee of the Trust, or by the Trust’s custodian, administrator or accounting agent or any other agent of the Trust, in preparing written information provided to the Trust and upon which the Trust relied in preparing the SEC Filing(s) in question.

(f) The Portfolio Manager shall not be liable for: (i) any acts of any other portfolio manager to the Portfolio or the Trust with respect to the portion of the assets of the Portfolio or the Trust not managed by the Portfolio Manager; and (ii) acts of the Portfolio Manager which result from acts of the Trust, including, but not limited to, a failure of the Trust to provide accurate and current information with respect to the investment objectives, policies, or restrictions applicable to the Portfolio, actions of the Trustees, or any records maintained by Trust or any other portfolio manager to the Portfolio. The Trust agrees that, to the extent the Portfolio Manager complies with the investment objectives, policies, and restrictions applicable to the Portfolio as provided to the Portfolio Manager by the Trust, and with laws, rules, and regulations applicable to the Portfolio (including, without limitation, any requirements relating to the qualification of the Account as a regulated investment company under Subchapter M of the Code) in the management of the assets of the Portfolio specifically committed to management by the Portfolio Manager, without regard to any other assets or investments of the Portfolio, Portfolio Manager will be conclusively presumed for all purposes to have met its obligations under this Agreement to act in accordance with the investment objectives, polices, and restrictions applicable to the Portfolio and with laws, rules, and regulations applicable to the Portfolio, it being the intention that for this purpose the assets committed to management by the Portfolio Manager shall be considered a separate and discrete investment portfolio from any other assets of the Portfolio; without limiting the generality of the foregoing, the Portfolio Manager will have no obligation to inquire into, or to take into account, any other investments of the Portfolio in making investment decisions under this Agreement. In no event shall the Portfolio Manager or any officer, director, employee, or agent or the Portfolio Manager have any liability arising from the conduct of the Trust and any other portfolio manager with respect to the portion of the Portfolio’s assets not allocated to the Portfolio Manager.

6.        Permissible Interest.  Subject to and in accordance with the Trust’s Declaration of Trust and Bylaws and corresponding governing documents of Portfolio Manager, Trustees, officers, agents and shareholders of the Trust may have an interest in the Portfolio Manager as officers, directors, agents and/or shareholders or otherwise. Portfolio Manager may have similar interests in the Trust. The effect of any such interrelationships shall be governed by said governing documents and the provisions of the Investment Company Act.

7.        Duration, Termination and Amendments.  This Agreement shall become effective as of the date shown above and shall continue in effect for two years. Thereafter, this Agreement shall continue in effect from year to year for so long as its continuance is specifically approved, at least annually, by: (i) a majority of the Board of Trustees or the vote of the holders of a majority of the Portfolio’s outstanding voting securities; and (ii) the affirmative vote, cast in person at a meeting called for the purpose of voting on such continuance, of a majority of those members of the Board of Trustees (“Independent Trustees”) who are not “interested persons” of the Trust or any investment adviser to the Trust.

This Agreement may be terminated by the Trust or by Portfolio Manager at any time and without penalty upon sixty days written notice to the other party, which notice may be waived by the party entitled to it. This Agreement may not be amended except by an instrument in writing and signed by the party to be bound thereby provided that if the Investment Company Act requires that such amendment be approved by the vote of the Board, the Independent Trustees and/or the holders of the Trust’s or the Portfolio’s outstanding shareholders, such approval must be obtained before any such amendment may become effective. This Agreement shall terminate upon its assignment. For purposes of this Agreement, the terms “majority of the outstanding voting securities,” “assignment” and “interested person” shall have the meanings set forth in the Investment Company Act.

8.        Confidentiality; Use of Name.  Portfolio Manager and the Trust acknowledge and agree that during the term of this Agreement the parties may have access to certain information that is proprietary to the Trust or Portfolio Manager, respectively (or to their affiliates and/or service providers). The parties agree that their respective officers and employees shall treat all such proprietary information as confidential and will not use or disclose information contained in, or derived from such material for any purpose other than in connection with the carrying out of their responsibilities under this Agreement and the management of the Trust’s assets, provided, however, that this shall not apply in the case of: (i) information that is publicly available; and (ii) disclosures required by law or requested by any regulatory authority that may have jurisdiction over Portfolio Manager or the Trust, as the case may be, in which case such party shall request such confidential treatment of such information as may be reasonably available. In addition, each party shall use its reasonable efforts to ensure that its agents or affiliates who may gain access to such proprietary information shall be made aware of the proprietary nature and shall likewise treat such materials as confidential.

It is acknowledged and agreed that the names “Hirtle Callaghan,” “Hirtle Callaghan Chief Investment Officers” (which is a registered trademark of Hirtle Callaghan & Co., Inc. (“HCC”)), “HC Capital” and any derivative of any of them, as well as any logo that is now or shall later become associated with either name (“Marks”) are valuable property of HCC and that the use of the Marks, or any one of them, by the Trust or its agents is subject to the license granted to the Trust by HCC. Portfolio Manager agrees that it will not use any Mark without the prior written consent of the Trust. Portfolio Manager consents to use of its name, performance data, biographical data and other pertinent data, and the Breckinridge Marks (as defined below), by the Trust for use in marketing and sales literature, provided that any such marketing and sales literature shall not be used by the Trust without the prior written consent of Portfolio Manager, which consent shall not be unreasonably withheld. The Trust shall have full responsibility for the compliance by any such marketing and sales literature with all applicable laws, rules, and regulations, and Portfolio Manager will have no responsibility or liability therefor.

It is acknowledged and agreed that the name “Breckinridge Capital Advisors” and any portion or derivative thereof, as well as any logo that is now or shall later become associated with the name (“Breckinridge Marks”), are valuable property of the Portfolio Manager and that the use of the Breckinridge Marks by the Trust or its agents is permitted only so long as this Agreement is in place.

The provisions of this Section 8 shall survive termination of this Agreement.

9.        Representation, Warranties and Agreements of Portfolio Manager.    Portfolio Manager represents and warrants that:

(a) It is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (“Investment Advisers Act”), it will maintain such registration in full force and effect and will promptly report to the Trust the commencement of any formal proceeding that could render the Portfolio Manager ineligible to serve as an investment adviser to a registered investment company under Section 9 of the Investment Company Act.

(b) Portfolio Manager understands that the Trust is subject to various regulations under the Investment Company Act which require that the Board review and approve various procedures adopted by portfolio managers and may also require disclosure regarding the Board’s consideration of these matters in various documents required to be filed with the SEC. Portfolio Manager represents that it will, upon reasonable request of the Trust, provide to the Trust information regarding all such matters including, but not limited to, codes of ethics required by Rule 17j-1 under the Investment Company Act and compliance procedures required by Rule 206(4)-7 under the Investment Advisers Act, as well as certifications that, as contemplated under Rule 38a-1 under the Investment Company Act, Portfolio Manager has implemented a compliance program that is reasonably designed to prevent violations of the federal securities laws by the Portfolio with respect to those services provided pursuant to this Agreement. Portfolio Manager acknowledges that the Trust may, in response to regulations or recommendations issued by the SEC or other regulatory agencies, from time to time, request additional information regarding the personal securities trading of its directors, partners, officers and employees and the policies of Portfolio Manager with regard to such trading. Portfolio Manager agrees that it make reasonable efforts to respond to the Trust’s reasonable requests in this area.

(c) Upon request of the Trust, Portfolio Manager shall promptly supply the Trust with any information concerning Portfolio Manager and its stockholders, employees and affiliates that the Trust may reasonably require in connection with the preparation of its registration statements, proxy materials, reports and other documents required, under applicable state or Federal laws, to be filed with state or Federal agencies and/or provided to shareholders of the Trust.

10.        Status of Portfolio Manager.  The Trust and Portfolio Manager acknowledge and agree that the relationship between Portfolio Manager and the Trust is that of an independent contractor and under no circumstances shall any employee of Portfolio Manager be deemed an employee of the Trust or any other organization that the Trust may, from time to time, engage to provide services to the Trust, its Portfolios or its shareholders. The parties also acknowledge and agree that nothing in this Agreement shall be construed to restrict the right of Portfolio Manager or its affiliates to perform investment management or other services to any person or entity, including without limitation, other investment companies and persons who may retain Portfolio Manager to provide investment management services and the performance of such services shall not be deemed to violate or give rise to any duty or obligations to the Trust.

11.        Counterparts and Notice.  This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original. Any notice required to be given under this Agreement shall be deemed given when received, in writing addressed and delivered, by certified mail, by hand or via overnight delivery service as follows:

If to the Trust:

HC Capital Trust

300 Barr Harbor Drive, Suite 500

West Conshohocken, PA 19428

Attention:  General Counsel

Email: jeisner@hirtlecallaghan.com,

with a copy to dfelice@stradley.com

If to Portfolio Manager:

Mr. Peter B. Coffiin, President

Breckinridge Capital Advisors, Inc.

200 High Street

Boston, MA 02110

12.        Miscellaneous.  The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and shall be governed by the law of the State of Delaware provided that nothing herein shall be construed as inconsistent with the Investment Company Act or the Investment Advisers Act.

The Trust acknowledges receipt of Part II of Portfolio Manager’s Form ADV, copies of which have been provided to the Trust’s Board of Trustees.

Portfolio Manager is hereby expressly put on notice of the limitations of shareholder and Trustee liability set forth in the Declaration of Trust of the Trust and agrees that obligations assumed by the Trust pursuant to this Agreement shall be limited in all cases to the assets of the Portfolio. Portfolio Manager further agrees that it will not seek satisfaction of any such obligations from the shareholders or any individual shareholder of the Trust, or from the Trustees of the Trust or any individual Trustee of the Trust.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their officers thereunto duly authorized as of the day and year first written above.

ATTEST:	Breckinridge Capital Advisors, Inc.

By:

ATTEST:	HC Capital Trust (on behalf of The Intermediate-Term Municipal Bond Portfolio)

By:

EXHIBIT B

PORTFOLIO MANAGEMENT AGREEMENT

For [                    ] Portfolio

AGREEMENT made this          day of                     , 2020, between Agincourt Capital Management, LLC, a limited liability company organized under the laws of the Commonwealth of Virginia (“Portfolio Manager”), and HC Capital Trust, a Delaware statutory trust (“Trust”).

WHEREAS, the Trust is registered as an open-end, diversified, management investment company under the Investment Company Act of 1940, as amended (“Investment Company Act”) that offers several series of shares of beneficial interests (“shares”) representing interests in separate investment portfolios; and

WHEREAS, the Trust desires to retain the Portfolio Manager to provide a continuous program of investment management to that portion of the assets of The [                    ] Portfolio of the Trust (“Portfolio”) that may, from time to time be allocated to it by, or under the supervision of, the Trust’s Board of Trustees, and Portfolio Manager is willing, in accordance with the terms and conditions hereof, to provide such services to the Trust;

NOW THEREFORE, in consideration of the promises and covenants set forth herein and intending to be legally bound hereby, it is agreed between the parties as follows:

1.        Appointment of Portfolio Manager. The Trust hereby retains Portfolio Manager to provide the investment services set forth herein and Portfolio Manager agrees to accept such appointment. In carrying out its responsibilities under this Agreement, the Portfolio Manager shall at all times act in accordance with the investment objectives, policies and restrictions applicable to the Portfolio as set forth in the then current Registration Statement of the Trust, applicable provisions of the Investment Company Act and the rules and regulations promulgated under the Investment Company Act and other applicable federal securities laws.

2.        Duties of Portfolio Manager. (a) Portfolio Manager shall provide a continuous program of investment management for that portion of the assets of the Portfolio (“Account”) that may, from time to time be allocated to it by, or under the supervision of, the Trust’s Board of Trustees, as indicated in writing by an authorized officer of the Trust. It is understood that the Account may consist of all, a portion of, or none of the assets of the Portfolio, and that the Board of Trustees and/or HC Capital Solutions (a division of Hirtle Callaghan & Co., LLC), the Trust’s investment adviser (the “Adviser”), has the right to allocate and reallocate such assets to the Account at any time, and from time to time, upon such notice to the Portfolio Manager as may be reasonably necessary, in the view of the Trust, to ensure orderly management of the Account or the Portfolio. The Portfolio Manager’s responsibility for providing portfolio management services to the Portfolio shall be limited to the Account.

(b) Subject to the general supervision of the Trust’s Board of Trustees and the Adviser, Portfolio Manager shall have sole investment discretion with respect to the Account, including investment research, selection of the securities to be purchased and sold and the portion of the Account, if any, that shall be held uninvested, and the selection of brokers and dealers through which securities transactions in the Account shall be executed. The Portfolio Manager shall not consult with any other portfolio manager of the Portfolio concerning transactions for the Portfolio in securities or other assets. Specifically, and without limiting the generality of the foregoing, Portfolio Manager agrees that it will:

(i) advise the Portfolio’s designated custodian bank and administrator or accounting agent on each business day of each purchase and sale, as the case may be, made on behalf of the Account, specifying the name and quantity of the security purchased or sold, the unit and aggregate purchase or sale price, commission paid, the market on which the transaction was effected, the trade date, the settlement date, the identity of the effecting broker or dealer and/or such other information, and in such manner, as may from time to time be reasonably requested by the Trust;

(ii) maintain all applicable books and records with respect to the securities transactions of the Account. Specifically, Portfolio Manager agrees to maintain with respect to the Account those records required to be maintained under Rule 31a-1(b)(1), (b)(5) and (b)(6) under the Investment Company Act with respect to transactions in the Account including, without limitation, records that reflect securities purchased or sold in the Account, showing for each such transaction, the name and quantity of securities, the unit and aggregate purchase or sale price, commission paid, the market on which the transaction was effected, the trade date, the settlement date, and the identity of the effecting broker or dealer. Portfolio Manager will preserve such records in the manner and for the periods prescribed by Rule 31a-2 under the Investment Company Act. Portfolio Manager acknowledges and agrees that all records it maintains for the Trust are the property of the Trust, and Portfolio Manager will surrender promptly to the Trust any such records upon the Trust’s request. The Trust agrees, however, that Portfolio Manager may retain copies of those records that are required to be maintained by Portfolio Manager under federal or state regulations to which it may be subject or are reasonably necessary for purposes of conducting its business;

(iii) provide, in a timely manner, such information as may be reasonably requested by the Trust or its designated agents in connection with, among other things, the daily computation of the Portfolio’s net asset value and net income, preparation of proxy statements or amendments to the Trust’s registration statement and monitoring investments made in the Account so that the Trust can ensure compliance with the various limitations on investments applicable to the Portfolio and so the Trust’s investment adviser can ensure that the Portfolio will continue to qualify for the special tax treatment accorded to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended (“Code”); and

(iv) render regular reports to the Trust concerning the performance of Portfolio Manager of its responsibilities under this Agreement. In particular, Portfolio Manager agrees that it will, at the reasonable request of the Board of Trustees or Adviser, attend meetings of the Board of Trustees or its validly constituted committees and will, in addition, make its officers and employees available to meet with the officers and employees of the Trust at least quarterly and at other times upon reasonable notice, to review the investments and investment program of the Account.

3.        Portfolio Transaction and Brokerage. In placing orders for portfolio securities with brokers and dealers, Portfolio Manager shall seek to execute securities transactions on behalf of the Account in such a manner that the total cost or proceeds in each transaction is the most favorable under the circumstances. Portfolio Manager may, however, in its discretion, direct orders to brokers that provide to Portfolio Manager research, analysis, advice and similar services, and Portfolio Manager may cause the Account to pay to those brokers a higher commission than may be charged by other brokers for similar transactions, provided that Portfolio Manager determines in good faith that such commission is reasonable in terms either of the particular transaction or of the overall responsibility of the Portfolio Manager to the Account and any other accounts with respect to which Portfolio Manager exercises investment discretion, and provided further that such practice is subject to review by the Trust’s Board of Trustees. Portfolio Manager shall not execute any portfolio transactions for the Trust with a broker or dealer which is an “affiliated person” of the Trust or Portfolio Manager, including any other investment advisory organization that may, from time to time act as a portfolio manager for the Portfolio or any of the Trust’s other Portfolios, except as permitted under the Investment Company Act and rules promulgated thereunder.

4.        Expenses and Compensation. Portfolio Manager shall pay all of its expenses incurred in the performance of its duties under its Agreement and, except for expenses specifically assumed or agreed to be paid by the Portfolio Manager under this Agreement, the Portfolio Manager shall not be liable for any expenses of the Portfolio or the Trust, including, without limitation: (i) interest and taxes; (ii) brokerage commissions and other costs in connection with the purchase and sale of securities or other investment instruments with respect to the Portfolio; and (iii) custodian fees and expenses. For its services under this Agreement, Portfolio Manager shall be entitled to receive a fee, which fee shall be calculated daily and payable monthly in arrears at the annual rate of 0.12% of the assets of the Account. For avoidance of doubt, Trust assets will be valued in accordance with the Trust’s Procedures for Determining Net Asset Value for the Trust.

5.        Limitation of Liability and Indemnification. (a) Portfolio Manager shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Portfolio or the Trust in connection with the matters to which this Agreement relates including, without limitation, losses that may be sustained in connection with the purchase, holding, redemption or sale of any security or other investment by the Portfolio, except a loss to the Account resulting from willful misfeasance, bad faith or gross negligence on the part of Portfolio Manager in the performance of its duties or from reckless disregard by it of its duties under this Agreement.

(b) Notwithstanding the foregoing, Portfolio Manager expressly agrees that the Trust may rely upon: (i) the information set forth in the Portfolio Manager’s current Form ADV; and (ii) information provided, in writing, by Portfolio Manager to the Trust in accordance with Section 9 of this Agreement or otherwise to the extent such information was provided by Portfolio Manager for the purpose of inclusion in SEC Filings, as hereinafter defined, provided that a copy of each SEC Filing is provided to Portfolio Manager: (i) at least 10 business days prior to the date on which it will become effective, in the case of a registration statement; (ii) at least 10 business days prior to the date upon which it is filed with the SEC in the case of any Trust shareholder report or proxy statement; or (iii) at least 10 business days prior to first use, in the case of any other SEC Filing. For purposes of this Section 5, “SEC Filings” means the Trust’s registration statement and amendments thereto and any periodic reports relating to the Trust and its Portfolios that are required by law to be furnished to shareholders of the Trust and/or filed with the SEC.

(c) Portfolio Manager agrees to indemnify and hold harmless the Trust and each of its Trustees, officers, employees and control persons from any claims, liabilities and reasonable expenses, including reasonable attorneys’ fees (collectively, “Losses”), to the extent that such Losses arise out of any untrue statement of a material fact contained in an SEC Filing or the omission to state therein a material fact necessary to make the statements therein, in light of the circumstances under which they are made, not materially misleading, if such statement or omission was made in reliance upon the Portfolio Manager’s then current Form ADV or written information furnished by the Portfolio Manager for the purpose of inclusion in such SEC Filings or other appropriate SEC Filings, provided that a copy of each SEC Filing was provided to Portfolio Manager: (i) at least 10 business days prior to the date on which it will become effective, in the case of a registration statement; (ii) at least 10 business days prior to the date upon which it is filed with the SEC in the case of any Trust shareholder report or proxy statement; or (iii) at least 10 business days prior to first use, in the case of any other SEC Filing.

(d) In the event that a legal proceeding is commenced against the Trust on the basis of claims for which the Portfolio Manager would, if such claims were to prevail, be required to indemnify the Trust pursuant to Section 5(c) above, Portfolio Manager will, at its expense, provide such assistance as the Trust may reasonably request in preparing the defense of the such claims (including by way of example making Portfolio Manager’s personnel available for interview by counsel for the Trust, but specifically not including retention or payment of counsel to defend such claims on behalf of the Trust); provided that the Portfolio Manager will not be required to pay any Losses of the Trust except to the extent it may be required to do so under Section 5(c) above.

(e) The indemnification obligations set forth in Section 5 (c) shall not apply unless: (i) the statement or omission in question accurately reflects information provided to the Trust in writing by the Portfolio Manager; (ii) the statement or omission in question was made in an SEC Filing in reliance upon written information provided to the Trust by the Portfolio Manager specifically for use in such SEC Filing; (iii) the Portfolio Manager was afforded the opportunity to review the statement in connection with the 10 business day review requirement set forth in Section 5(b) above; and (iv) upon receipt by the Trust of any notice of the commencement of any action or the assertion of any claim to which the indemnification obligations set forth in Section 5(c) may apply, the Trust notifies the Portfolio Manager, within 30 days and in writing, of such receipt and provides to Portfolio Manager the opportunity to participate in the defense and/or settlement of any such action or claim. Further, Portfolio Manager will not be required to indemnify any person under this Section 5 to the extent that Portfolio Manager relied upon statements or information furnished to the Portfolio Manager, in writing, by any officer, employee or Trustee of the Trust, or by the Trust’s custodian, administrator or accounting agent or any other agent of the Trust, in preparing written information provided to the Trust and upon which the Trust relied in preparing the SEC Filing(s) in question.

(f) The Portfolio Manager shall not be liable for: (i) any acts of any other portfolio manager to the Portfolio or the Trust with respect to the portion of the assets of the Portfolio or the Trust not managed by the Portfolio Manager; and (ii) acts of the Portfolio Manager which result from acts of the Trust, including, but not limited to, a failure of the Trust to provide accurate and current information with respect to the investment objectives, policies, or restrictions applicable to the Portfolio, actions of the Board of Trustees, or any records maintained by Trust or any other portfolio manager to the Portfolio. The Trust agrees that, to the extent the Portfolio Manager complies with the investment objectives, policies, and restrictions applicable to the Portfolio as provided to the Portfolio Manager by the Trust, and with laws, rules, and regulations applicable to the Portfolio (including, without limitation, any requirement to manage the Portfolio in a manner designed to comply with Subchapter M of the Code) in the management of the assets of the Portfolio specifically committed to management by the Portfolio Manager, without regard to any other assets or investments of the Portfolio, Portfolio Manager will be conclusively presumed for all purposes to have met its obligations under this Agreement to act in accordance with the investment objectives, polices, and restrictions applicable to the Portfolio and with laws, rules, and regulations applicable to the Portfolio, it being the intention that for this purpose the assets committed to management by the Portfolio Manager shall be considered a separate and discrete investment portfolio from any other assets of the Portfolio. Without limiting the generality of the foregoing, the Portfolio Manager will have no obligation to inquire into, or to take into account, any other investments of the Portfolio in making investment decisions under this Agreement. In no event shall the Portfolio Manager or any officer, director, employee, or agent of the Portfolio Manager have any liability arising from the conduct of the Trust and any other portfolio manager with respect to the portion of the Portfolio’s assets not allocated to the Portfolio Manager.

6.        Permissible Interest. Subject to and in accordance with the Trust’s Declaration of Trust and Bylaws and corresponding governing documents of Portfolio Manager, Trustees, officers, agents and shareholders of the Trust may have an interest in the Portfolio Manager as officers, directors, agents and/or shareholders or otherwise. Portfolio Manager may have similar interests in the Trust. The effect of any such interrelationships shall be governed by said governing documents and the provisions of the Investment Company Act.

7.        Duration, Termination and Amendments. This Agreement shall become effective as of the date first written above and shall continue in effect thereafter for two years. This Agreement shall continue in effect from year to year thereafter for so long as its continuance is specifically approved, at least annually, by: (i) a majority of the Board of Trustees or the vote of the holders of a majority of the Portfolio’s outstanding voting securities; and (ii) the affirmative vote, cast in person at a meeting called for the purpose of voting on such continuance, of a majority of those members of the Board of Trustees (“Independent Trustees”) who are not “interested persons” of the Trust or any investment adviser to the Trust.

This Agreement may be terminated by the Trust or by Portfolio Manager at any time and without penalty upon sixty days written notice to the other party, which notice may be waived by the party entitled to it. This Agreement may not be amended except by an instrument in writing and signed by the party to be bound thereby provided that if the Investment Company Act requires that such amendment be approved by the vote of the Board of Trustees, the Independent Trustees and/or the holders of the Trust’s or the Portfolio’s outstanding shareholders, such approval must be obtained before any such amendment may become effective. This Agreement shall terminate upon its assignment. For purposes of this Agreement, the terms “majority of the outstanding voting securities,” “assignment” and “interested person” shall have the meanings set forth in the Investment Company Act.

8.        Confidentiality; Use of Name. Portfolio Manager and the Trust acknowledge and agree that during the term of this Agreement the parties may have access to certain information that is proprietary to the Trust or Portfolio Manager, respectively (or to their affiliates and/or service providers). The parties agree that their respective officers and employees shall treat all such proprietary information as confidential and will not use or disclose information contained in, or derived from such material for any purpose other than in connection with the carrying out of their responsibilities under this Agreement and the management of the Trust’s assets, provided, however, that this shall not apply in the case of: (i) information that is publicly available; and (ii) disclosures required by law or requested by any regulatory authority that may have jurisdiction over Portfolio Manager or the Trust, as the case may be, in which case such party shall request such confidential treatment of such information as may be reasonably available. In addition, each party shall use its reasonable efforts to ensure that its agents or affiliates who may gain access to such proprietary information shall be made aware of the proprietary nature and shall likewise treat such materials as confidential.

It is acknowledged and agreed that the names “Hirtle Callaghan,” “Hirtle Callaghan Chief Investment Officers” (which is a registered trademark of Hirtle Callaghan & Co., LLC (“HCC”)), “HC Capital” and any derivative of any of them, as well as any logo that is now or shall later become associated with such names (“Marks”) are valuable property of HCC and that the use of the Marks, or any one of them, by the Trust or its agents is subject to the license granted to the Trust by HCC. Portfolio Manager agrees that, other than for the purpose of complying with regulatory requirements, it will not use any Mark without the prior written consent of the Trust. Portfolio Manager consents to use of its name, performance data, biographical data and other pertinent data, and the Agincourt Marks (as defined below), by the Trust for use in marketing and sales literature, provided that any such marketing and sales literature shall not be used by the Trust without the prior written consent of Portfolio Manager, which consent shall not be unreasonably withheld. The Trust shall have full responsibility for the compliance by any such marketing and sales literature with all applicable laws, rules, and regulations, and Portfolio Manager will have no responsibility or liability therefor.

It is acknowledged and agreed that the name “Agincourt Capital Management” and any portion or derivative thereof, as well as any logo that is now or shall later become associated with the name (“Agincourt Marks”), are valuable property of the Portfolio Manager and that the use of the Agincourt Marks by the Trust or its agents is permitted only so long as this Agreement is in place.

The provisions of this Section 8 shall survive termination of this Agreement.

9.        Representation, Warranties and Agreements of Portfolio Manager. Portfolio Manager represents and warrants that:

(a) It is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (“Investment Advisers Act”), it will maintain such registration in full force and effect and will promptly report to the Trust the commencement of any proceeding that could render the Portfolio Manager ineligible to serve as an investment adviser to a registered investment company under Section 9 of the Investment Company Act.

(b) Portfolio Manager understands that the Trust is subject to various regulations under the Investment Company Act which require that the Board of Trustees review and approve various procedures adopted by portfolio managers and may also require disclosure regarding the Board of Trustees’ consideration of these matters in various documents required to be filed with the SEC. Portfolio Manager represents that it will, upon reasonable request of the Trust, provide to the Trust information regarding all such matters including, but not limited to, codes of ethics required by Rule 17j-1 under the Investment Company Act and compliance procedures required by Rule 206(4)-7 under the Investment Advisers Act, as well as certifications that, as contemplated under Rule 38a-1 under the Investment Company Act, Portfolio Manager has implemented a compliance program that is reasonably designed to prevent violations of the federal securities laws by the Portfolio Manager with respect to those services provided pursuant to this Agreement. Portfolio Manager acknowledges that the Trust may, in response to regulations or recommendations issued by the SEC or other regulatory agencies, from time to time, request additional information regarding the personal securities trading of its directors, partners, officers and employees and the policies of Portfolio Manager with regard to such trading. Portfolio Manager agrees that it will make reasonable efforts to respond to the Trust’s reasonable requests in this area.

(c) Upon request of the Trust, Portfolio Manager shall promptly supply the Trust with any information concerning Portfolio Manager and its stockholders, employees and affiliates that the Trust may reasonably require in connection with the preparation of its registration statements, proxy materials, reports and other documents required, under applicable state or Federal laws, to be filed with state or Federal agencies and/or provided to shareholders of the Trust.

10.        Status of Portfolio Manager. The Trust and Portfolio Manager acknowledge and agree that the relationship between Portfolio Manager and the Trust is that of an independent contractor and under no circumstances shall any employee of Portfolio Manager be deemed an employee of the Trust or any other organization that the Trust may, from time to time, engage to provide services to the Trust, its Portfolios or its shareholders. The parties also acknowledge and agree that nothing in this Agreement shall be construed to restrict the right of Portfolio Manager or its affiliates to perform investment management or other services to any person or entity, including without limitation, other investment companies and persons who may retain Portfolio Manager to provide investment management services and the performance of such services shall not be deemed to violate or give rise to any duty or obligations to the Trust.

11.        Counterparts and Notice. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original. Any notice required to be given under this Agreement shall be deemed given when received, in writing addressed and delivered, by certified mail, by hand or via overnight delivery service as follows:

If to the Trust:

Colette Bergman, Vice President

HC Capital Trust

Five Tower Bridge, 300 Barr Harbor Drive, Suite 300

West Conshohocken, PA 19428

If to Portfolio Manager:

Patrick O’Hara, CFA

Managing Director

Agincourt Capital Management, LLC

200 South 10th Street, Suite 800

Richmond, VA 23219

12.        Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and shall be governed by the law of the State of Delaware provided that nothing herein shall be construed as inconsistent with the Investment Company Act or the Investment Advisers Act.

The Trust acknowledges receipt of Part II of Portfolio Manager’s Form ADV, copies of which have been provided to the Trust’s Board of Trustees.

Portfolio Manager is hereby expressly put on notice of the limitations of shareholder and Trustee liability set forth in the Declaration of Trust of the Trust and agrees that obligations assumed by the Trust pursuant to this Agreement shall be limited in all cases to the assets of the Portfolio. Portfolio Manager further agrees that it will not seek satisfaction of any such obligations from the shareholders or any individual shareholder of the Trust, or from the Board of Trustees of the Trust or any individual Trustee of the Trust.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their officers thereunto duly authorized as of the day and year first written above.

ATTEST:	Agincourt Capital Management, LLC

By:

ATTEST:	HC Capital Trust (on behalf of The [ ] Portfolio)

By: